EXHIBIT 10(25)



                               TRANSFER AGREEMENT

THIS TRANSFER AGREEMENT, dated as of June 30, 1995, ("Transfer Agreement"), among Embassy Suites, Inc. ("Transferor"), Promus Hotels, Inc. ("Transferee") and NationsBank, N.A. (Carolinas) (formerly NationsBank of North Carolina, N.A.)("NationsBank").

                                   WITNESSETH:

WHEREAS, Transferor and NationsBank have executed and delivered an Interest Rate and Currency Exchange Agreement dated May 18, 1993 (the "Transferor Swap Agreement");

WHEREAS, Transferee and NationsBank have executed and delivered a Master Agreement dated June 30, 1995 (the "Transferee Swap Agreement");

WHEREAS, Transferor desires to transfer and delegate to Transferee all of its rights, duties and obligations under the Transferor Swap Agreement and certain Transactions as evidenced by certain Confirmations (the
"Confirmations"), a copy of each of which, subject to the modifications that are effective as of the Effective Date as hereinafter defined, are attached hereto as Exhibit I (collectively, the "Obligations");

WHEREAS, Transferee desires to accept such transfer and delegation and to assume the rights, duties and Obligations of the Transferor under each Confirmation, by the incorporation thereof pursuant, hereto under the Transferee Swap Agreement; and

WHEREAS, Transferor desires to obtain the written consent of NationsBank to such transfer, delegation and assumption, and NationsBank desires to grant such consent in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.   Release.  Effective as of and from June 30, 1995 (the "Effective Date"),
     ---------
NationsBank hereby releases Transferor from all Obligations owed by Transferor under and in respect of the Transferor Swap Agreement and each Confirmation, and all of Transferor's rights in and to the same shall be terminated.

2.   Transfer and Assumption. Effective as of and from the Effective Date,
     -------------------------
Transferee hereby assumes all the Transferor's rights, duties and Obligations under each Confirmation (including all amounts accrued as of the Effective Date but not yet payable); provided, however, that as of and from the Effective Date,
                     ---------  -------
each Confirmation will be governed by the terms and conditions of the Transferee Swap Agreement. For all purposes of the Transferee Swap Agreement, the Trade Date of each Transaction evidenced by a Confirmation at Exhibit I shall be deemed to be the Effective Date.


                                      -1-

3.   Consent and Acknowledgment. NationsBank hereby consents to the assignment,
     --------------------------
transfer and delegation by Transferor to Transferee of all the rights and Obligations of Transferor under the Transferor Swap Agreement and each Confirmation, and as and from the Effective Date, NationsBank shall look solely to the Transferee for the fulfillment and enforcement of the same.

4.   Representations. Each party hereby represents and warrants to the other
     -----------------
that (i) it is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (ii) the execution, delivery and performance of this Transfer Agreement by it are within its corporate powers, and have been duly authorized by all necessary corporate or other action, and
(iii) this Transfer Agreement constitutes its legal, valid and binding obligation.

5.   Governing Law. This Transfer Agreement shall be governed by and construed
     -------------
in accordance with the law of the State of New York, without reference to its conflicts of laws principles.

6.   Counterparts. This Transfer Agreement may be executed in any number of
     --------------
Counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have executed this Transfer Agreement as of the date first above written.

Embassy Suites, Inc.



By: /s/
    --------------------------------
Name:
Title:

Promus Hotels, Inc.

By: /s/ Carol G. Champion
    --------------------------------
Name: Carol G. Champion
Title: Vice President & Treasurer


NationsBank, N.A. (Carolinas)

By:  /s/ R. Vaughan Dodd
    -------------------------------
Name: R. Vaughan Dodd
Title: Senior Vice President

                                EXHIBIT I
                                ---------


NationsBank




             CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                            UNDER EXISTING IRCEA

TO:       EMBASSY SUITES INC.
          1023 CHERRY ROAD
          MEMPHIS, TN 38117

ATTN:     CAROL CHAMPION
TEL:      901-762-8770
FAX:      901-762-4060

FROM:     NationsBank, N.A. (Carolinas)
          440 S. LaSalle
          Chicago, Illinois 60605
          JEFF MCNEIL / SEAN DOYLE

Date:     25JAN95

Our Reference #:    291790

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.)
are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of 18MAY93, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

Currency/Notional Amount:               USD 50,000,000.00

Trade Date:                             24JAN95
Effective Date:                         26JAN95
Termination Date:                       28JUL97, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention.

Fixed Amounts:

     Payer of Fixed:                    EMBASSY SUITES INC.

                                EXHIBIT I
                                ---------




     Fixed Payer Payment Dates:         EACH MARCH 15, JUNE 15,
                                        SEPTEMBER 15, AND DECEMBER 15,
                                        WITH FINAL PAYMENT JULY 28,
                                        1997, COMMENCING MARCH 15,
                                        1995 AND ENDING JULY 28, 1997,
                                        SUBJECT TO ADJUSTMENT IN
                                        ACCORDANCE WITH THE MODIFIED
                                        FOLLOWING BUSINESS DAY CONVENTION.

     Fixed Rate Payer Business
     Day Convention:                    MODIFIED FOLLOWING BUSINESS DAY

     Fixed Rate Payer
     Business Days:                     NEW YORK, LONDON

     Fixed Rate:                        7.8625%

     Fixed Rate Payer Day
     Count Fraction:                    ACTUAL/360

Floating Amounts:

     Payer of Floating:                 NATIONSBANK, N.A. (CAROLINAS)

     Floating Payer Reset
     Dates:                             First Day of each Calculation Period

     Floating Payer Payment
     Dates:                             EACH MARCH 15, JUNE 15,
                                        SEPTEMBER 15, AND DECEMBER 15,
                                        WITH FINAL PAYMENT JULY 28,
                                        1997, COMMENCING MARCH 15,
                                        1995 AND ENDING JULY 28, 1997,
                                        SUBJECT TO ADJUSTMENT IN
                                        ACCORDANCE WITH THE MODIFIED
                                        FOLLOWING BUSINESS DAY CONVENTION.


     Floating Rate Payer
     Business Days:                     NEW YORK, LONDON

     Floating Rate Payer
     Business Day Convention:           MODIFIED FOLLOWING BUSINESS DAY


     Floating Rate Option:              USD-LIBOR-BBA

     Designated Maturity:               3 MONTHS

     Initial USD/LIBOR:                 6.1875%

     Spread:                            NONE

     Floating Rate for Initial
     Calculation Period:                6.1875%

     Floating Rate Payer
     Day Count Fraction:                ACTUAL/360

     Averaging:                         INAPPLICABLE

     Rounding Factor:                   One-Hundred-Thousandth of One Percent

     Calculation Agent:                 NationsBank, N.A. (Carolinas)

     Assignment:                        This Swap Transaction may be assigned
                                        only with prior written consent.

     Legal and Out-of-Pocket
     Expenses:                          For each party's own account.

     Governing Law:                     The Laws of the State of New York.

                                EXHIBIT I
                                ---------



    Recording of Conversations:         Each party to this Agreement
                                        acknowledges and agrees to the tape or
                                        electronic recording of conversations
                                        between the parties to this Agreement
                                        whether by one or other or both of the
                                        parties, and that any such recordings
                                        may be submitted in evidence in any
                                        action or proceeding relating to the
                                        Agreement or any Transaction.



Payment Instructions:

    Payments to NationsBank:            Payment to EMBASSY SUITES INC.:

    NATIONSBANK N.A. (CAROLINAS),       FIRST TENNESSEE BANK
      CHARLOTTE                         A/C# 841900
    ABA 052000196                       ABA# 084000026
    ACCT: 10852016511                   IN FAVOR OF: EMBASSY SUITES, INC.
    ATTN: DERIVATIVE OPERATIONS         REPETITIVE 427037



    Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 431-3160; Telephone No.
    (312) 431-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CCO) substantially to the following effect: "We acknowledge receipt of your fax dated 25JAN95 with respect to a Swap Transaction between EMBASSY SUITES, INC. and NationsBank, N.A. (Carolinas) with a Notional Amount of USD 50,000,000.00 and Termination Date of 28JUL97 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described therein. Very truly yours,
                                                                           -----
             , by (specific name and title of authorized officer)."  Failure to
    ---------
    respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

    NationsBank, N.A. (Carolinas) is pleased to have concluded this transaction with you.

    Yours Sincerely,

    NationsBank, N.A. (Carolinas)


    By: /s/ Nick Kolick
        --------------------------
    Nick Kolick, Vice President
    Authorized Signatory

    Confirmed as of the date first written above:

    EMBASSY SUITES INC.

    By: /s/ Carol G. Champion, Asst. Treasurer
        --------------------------
    Authorized Signatory

                                EXHIBIT I
                                ---------



NationsBank




             CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                            UNDER EXISTING IRCEA

TO:       EMBASSY SUITES, INC.
          1023 CHERRY ROAD
          MEMPHIS, TN 38117

ATTN:     CAROL CHAMPION
TEL:      901-762-8770
FAX:      901-762-8637  and 901-762-4060

FROM:     NationsBank, N.A. (Carolinas)
          440 S. LaSalle
          Chicago, Illinois 60605
          JEFF MCNEIL / KEVIN SAKODA

Date:     17MAR95

Our Reference #: 324190

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Associations, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of 18MAY93, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap International to which this Confirmation relates are as follows:

Currency/Notional Amount:               USD 50,000,000.00

Trade Date:                             16MAR95
Effective Date:                         20MAR95
Termination Date:                       20MAR00, subject to
                                        adjustment in accordance with
                                        the Modified Following
                                        Business Day Convention.
Fixed Amounts:

     Payer of Fixed:                    EMBASSY SUITES, INC.

                                EXHIBIT I
                                ---------



     Fixed Payer Payment Dates:         EACH MARCH 20, JUNE 20,
                                        SEPTEMBER 20, AND DECEMBER 20,
                                        COMMENCING JUNE 20, 1995 AND
                                        ENDING MARCH 20, 2000, SUBJECT
                                        TO ADJUSTMENT IN ACCORDANCE
                                        WITH THE MODIFIED FOLLOWING
                                        BUSINESS DAY CONVENTION.

     Fixed Rate Payer Business
     Day Convention:                    MODIFIED FOLLOWING BUSINESS DAY

     Fixed Rate Payer
     Business Days:                     NEW YORK, LONDON

     Fixed Rate:                        6.99%

     Fixed Rate Payer Day
     Count Fraction:                    ACTUAL/360

Floating amounts:

     Payer of Floating:                 NATIONSBANK, N.A. (CAROLINAS)

     Floating Payer Reset
     Dates:                             First Day of each Calculation Period

     Floating Payer Payment
     Dates: EACH MARCH 20, JUNE 20, SEPTEMBER 20, AND DECEMBER 20, COMMENCING JUNE 20, 1995 AND
                                        ENDING MARCH 20, 2000, SUBJECT
                                        TO ADJUSTMENT IN ACCORDANCE
                                        WITH THE MODIFIED FOLLOWING
                                        BUSINESS DAY CONVENTION.



     Floating Rate Payer
     Business Days:                     NEW YORK, LONDON

     Floating Rate Payer
     Business Day Convention:           MODIFIED FOLLOWING BUSINESS DAY


     Floating Rate Option:              USD-LIBOR-BBA

     Designated Maturity:               3 MONTHS

     Initial USD/LIBOR:                 6.25%

     Spread:                            NONE

     Floating Rate for Initial
     Calculation Period:                6.25%

     Floating Rate Payer
     Day Count Fraction:                ACTUAL/360

     Averaging:                         INAPPLICABLE

     Rounding Factor:                   One-Hundred-Thousandth of One Percent

     Calculation Agent:                 NationsBank, N.A. (Carolinas)

     Assignment:                        This Swap Transaction may be assigned
                                        only with prior written consent.

     Legal and Out-of-Pocket
     Expenses:                          For each party's own account.

     Governing law:                     The Laws of the State of New York.

                                EXHIBIT I
                                ---------

    Recording of Conversations:         Each party to this Agreement
                                        acknowledges and agrees to the tape or
                                        electronic recording of conversations
                                        between the parties to this Agreement
                                        whether by one or other or both of the
                                        parties, and that any such recordings
                                        may be submitted in evidence in any
                                        action or proceeding relating to the
                                        Agreement or any Transaction.


Payment Instructions:

    Payments to NationsBank:            Payment to EMBASSY SUITES, INC.:

    NATIONSBANK N.A. (CAROLINAS),       FIRST TENNESSEE BANK
      CHARLOTTE                         A/C# 841900
    ABA 053000196                       ABA# 084000026
    ACCT: 10852016511                   IN FAVOR OF: EMBASSY SUITES, INC.
    ATTN: DERIVATIVE OPERATIONS         REPETITIVE 427037



    Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 431-3160; Telephone No.
    (312) 431-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 17MAR95 with respect to a Swap Transaction between EMBASSY SUITES, INC. and NationsBank, N.A. (Carolinas) with a Notional Amount of USD 50,000,000.00 and Termination Date of 20MAR00 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described therein. Very truly yours,
                                                                           -----
             , by (specific name and title of authorized officer)."  Failure to
    ---------
    respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

    NationsBank, N.A. (Carolinas) is pleased to have concluded this transaction with you.

    Yours Sincerely,

    NationsBank, N.A. (Carolinas)


    By: /s/ Nick Kolick
        --------------------------
    Nick Kolick, Vice President
    Authorized Signatory

    Confirmed as of the date first written above:

    EMBASSY SUITES INC.

    By: /s/ Carol G. Champion, Assistant Treasurer
        --------------------------
    Authorized Signatory